Catalyst Value Fund

Class A: CTVAX  Class C: CTVCX  Class I: CTVIX

Catalyst Strategic Insider Fund,

formerly, the Catalyst Strategic Value Fund

Class A: STVAX  Class C: STVCX

Catalyst Large Cap Value Fund

Class A: LVXAX  Class C: LVXCX

Catalyst Insider Long/Short Fund

Class A: CIAAX Class C: CIACX

Catalyst Event Arbitrage Fund

Class A: CEAAX Class C: CEACX

Catalyst/SMH High Income Fund

Class A: HIIFX  Class C: HIICX

Catalyst/SMH Total Return Income Fund

Class A: TRIFX  Class C: TRICX

Catalyst/Groesbeck Growth of Income Fund

Class A: CGGAX  Class C: CGGCX  Class I: CGGIX

Catalyst/MAP Global Total Return Income Fund

Class A: TRXAX  Class C: TRXCX

Catalyst/MAP Global Capital Appreciation Fund

Class A: CAXAX  Class C: CAXCX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX

Catalyst/CP Core Equity Fund

Class A: CPEAX Class C: CPECX

Supplement dated February 8, 2013, to the Prospectus dated November 1, 2012, as revised November 8, 2012 and November 19, 2012.

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The paragraph under the section heading “How to Buy Shares – Multiple Classes” is revised to include the following sentence:

Not all share classes may be available for purchase in all states.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2012, as revised November 8, 2012 and November 19, 2012, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.